Exhibit 99.1

Real Estate Investments Delivering Dependable Monthly Income Good Things Happen on Great Real Estate

Disclaimer Statements included in this presentation that state the company's or management's intentions, hopes, beliefs, expectations or predictions of the future are "forward-looking" statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which, by their nature, involve known and unknown risks and uncertainties. The company's actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the company's regulatory filings with the Securities and Exchange Commission for information or factors which may impact the company's performance.

FLEXIBLE BUSINESS MODEL Publicly traded REIT supported by three synergistic businesses: Real estate operating and development business Securities business Retail partnership business "IRREPLACEABLE CORNERS" Premier retail frontage properties in high-traffic, highly populated areas - to hold for long-term value Corporate Overview: A Long History of Success A rapidly growing, self-managed real estate investment firm with a 19-year history of delivering results to our investors. Founded in 1985 Listed on AMEX in July 2002 AMEX: AMY

The 5 P's of AmREIT People Property Powerful Model Potential Growth Proper Value

Our People Steve Dawson Phillip Taggart Robert Cartwright Bryan Goolsby Kerr Taylor Board of Trust Managers

Board of Trust Managers and Select Management Bios Mr. Goolsby has been a trust manager since 2000. Mr. Goolsby has a bachelors degree from Texas Tech University and a Doctor of Jurisprudence of the University of Texas. Mr. Goolsby is the Managing Partner of Locke Liddell & Sapp LLP, and has practiced in the area of corporate and securities since 1977. Mr. Goolsby is a member of the Board of Governors of the National Association of Real Estate Investment Trusts and is a member of the National Multi-Family Housing Association and the Pension Real Estate Association. Mr. Goolsby is currently an associate board member at the Edwin L. Cox School of Business at Southern Methodist University and is a member of the board of the Junior Achievement of Dallas. Mr. Goolsby is also a director Web-Real-Estate, Inc. Mr. Dawson has been a trust manager since 2000. Since 1990, Mr. Dawson has served as senior vice president and chief financial officer of Camden Property Trust (NYSE:CPT), a public real estate company which specializes in the acquisition, development, and management of over 159 apartment communities throughout the United States, with major concentrations in Dallas, Houston, Las Vegas, Denver, Southern California and the Tampa/Orlando areas. Prior to 1990, Mr. Dawson served in various related capacities with companies involved in commercial real estate including land and office building development as well as the construction and management of industrial facilities located on airports throughout the country. Mr. Dawson currently serves on the boards of US Restaurant Properties, Inc. (NYSE:USV) and His Grace Foundation. Mr. Taggart has been a trust manager since 2000. Mr. Taggart has specialized in investor relations activities since 1964 and is the chairman and chief executive officer of The Philip Taggart Company. He is the co-author of the book Taking Your Company Public, and has provided communications services for 58 initial public offerings, more than 200 other new issues, 210 mergers and acquisitions, 3,500 analyst meetings and annual and quarterly reports for over 25 years. Mr. Taggart serves on the boards of International Expert Systems, Inc. and Salon Group International and served on the board of the Foundation of Texas State Technical College for 10 years. A distinguished alumnus of the University of Tulsa, he also has been a university instructor in investor relations at the University of Houston. Mr. Cartwright has been a trust manager since 1993. Mr. Cartwright earned a bachelor's degree magna cum laude in Applied Mathematics from Harvard College in 1971 and a doctoral degree in Computer Science from Stanford University in 1977. Mr. Cartwright is a Professor of Computer Science at Rice University and has been a member of the Rice faculty since 1980 and twice served as department Chair. Mr. Cartwright has compiled an extensive record of professional service. He is a Fellow of the Association for Computing Machinery (ACM) and chair of the ACM Pre-College Education Committee. He is also a member of the board of directors of the Computing Research Association, an umbrella organization representing academic and industrial computing researchers. Mr. Cartwright has served as a charter member of the editorial boards of two professional journals and has chaired several major ACM conferences. From 1991-1996, he was a member of the ACM Turing Award Committee, which selects the annual recipient of the most prestigious international prize for computer science research. Bryan L. Goolsby G. Steven Dawson Phillip Taggart Robert S. Cartwright

Select Management Bios: Management H. Kerr Taylor is the founder of AmREIT and has been chairman of the board, chief executive officer, and president since August 1993. His responsibilities include overseeing all corporate initiatives, as well as, building, coaching, and leading our real estate operating and development team. With over 30 years of experience, Mr. Taylor has been involved in over 200 real estate transactions involving brokerage, development, and management of premier real estate projects. Prior and in addition to his role at AmREIT, he was president, director, and sole stockholder of American Asset Advisers Realty Corporation from 1989 to 1998. Mr. Taylor received his Bachelor of Arts degree from Trinity University, a Masters of Business Administration from Southern Methodist University and graduated with his Doctor of Jurisprudence from South Texas College of Law. He is a member of the Texas Association of Realtors, Texas Bar Association, International Council of Shopping Centers, Urban Land Institute, and the Session of First Presbyterian Church. Chad C. Braun serves as our executive vice president, chief financial officer, treasurer, and secretary. Mr. Braun is responsible for corporate finance, capital markets, investor relations, accounting, SEC reporting, and oversees investment sponsorship and product creation. Mr. Braun has over 10 years of accounting, financial, and real estate experience and prior to joining AmREIT served as a manager in the real estate advisory services group at Ernst & Young, LLP. He has provided extensive consulting and audit services, including financial statement audits, portfolio acquisition and disposition, portfolio management, merger integration and process improvement, financial analysis, and capital markets and restructuring transactions, to a number of Real Estate Investment Trusts and private real estate companies. Mr. Braun graduated from Hardin Simmons University with a Bachelor of Business Administration degree in accounting and finance and earned the CPA designation and his Series 63, 7, 24, and 27 securities licenses. He is a member of NAREIT, the NASD and the Texas Society of Certified Public Accountants. David M. Thailing serves as the managing vice president of AmREIT Securities and is responsible for raising capital for AmREIT's investment programs through the NASD marketplace. Mr. Thailing and Mr. Braun work closely to meet investor needs through the creation of real estate securities offered thorough the independent financial planning community. Mr. Thailing has over eight years of combined real estate and financial investment experience. Prior to joining AmREIT he provided financial consulting expertise as an associate with Andersen's Corporate Finance and Restructuring practice. Mr. Thailing has served as a financial advisor with Paine Webber and has extensive public speaking experience in the securities industry. Mr. Thailing received a Bachelor of Business Administration degree in management from Southern Methodist University and earned a Masters of Business Administration from the Jones School of Management at Rice University. He is a member of NAREIT, the NASD and IPA. He also has his series 63 and 7 licenses. H. Kerr Taylor, MBA, JD CEO, Chairman of the Board, President Chad C. Braun, CPA CFO, Executive Vice President, Treasurer, Secretary David M. Thailing, MBA Managing Vice President, Securities

Select Management Bios: Management Todd McDonald serves as managing vice president and oversees joint ventures and sale leasebacks. Mr. McDonald is responsible for managing the real estate department and directs business development for joint ventures and CTL sale-leasebacks. Mr. McDonald has handled over $40 million in sales of property for AmREIT and has overseen the acquisition and development of over $70 million of property. His real estate experience includes providing analysis on acquisition and disposition projects, producing project proformas, managing development, and reviewing property level financial statements. Mr. McDonald received a Bachelor of Science degree in business economics from Wofford College. He is a member of Urban Land Institute and the International Council of Shopping Centers. Debbie J. Lucas serves as vice president of corporate communications and is responsible for creating, communicating, and distributing the AmREIT corporate message and brand to a wide range of individuals including investment professionals, rating agencies and analysts, individual investors, and employees. Prior to joining AmREIT, Ms. Lucas gained financial consulting and business development experience at Smith Barney and served as an environmental consultant for Tetra Tech, EMI. In addition, Ms. Lucas provided consulting services to a corporate communications firm located in Houston, Texas. Ms. Lucas received a Bachelor of Science degree from Texas A&M University and earned a Masters of Business Administration from the Jones School of Management at Rice University, simultaneously completing the CFP certification course. She has a her 63 and 7 licenses and is a member of the National Association of Real Estate Investment Trusts, the American Marketing Association and the National Investor Relations Institute. Preston Cunningham serves as our vice president of development and his responsibilities include overseeing the underwriting, marketing, and negotiation processes related to all developments including land suitable for infill development. Mr. Cunningham worked with The Howard Smith Company, Albritton Properties, and Community Bank and Trust prior to joining AmREIT. Mr. Cunningham has experience in commercial real estate underwriting, acquisitions, and the development of retail shopping centers. Mr. Cunningham received a Bachelor of Business Administration in financial planning and services from Baylor University and graduated with his Doctor of Jurisprudence from South Texas College of Law. Mr. Cunningham is a member of the International Council of Shopping Centers, Urban Land Institute, and Texas Bar Association. Todd S. McDonald Managing Vice President, Real Estate J. Preston Cunningham, JD Vice President, Development Debbie J. Lucas, MBA Vice President, Corporate Communications

Select Management Bios: Management Tenel Tayar serves as our vice president of acquisitions and his responsibilities include overseeing all acquisitions and dispositions for existing retail properties. Mr. Tayar has over 14 years of real estate experience. Prior to joining AmREIT, he served as the director of finance at The Woodlands Operating Company where he sourced, negotiated and closed over $225 million in real estate transactions and participated in over $500 million. Mr. Tayar has analyzed over $2 billion in real estate deals and has directed all aspects of real estate capitalization and investment transactions. Mr. Tayar received a Bachelor of Business Administration in finance from the University of Texas at Austin and earned a Master of Business Administration from Southern Methodist University. Mr. Tayar is a member of the Urban Land Institute, International Council of Shopping Centers, and Association of Commercial Real Estate Professionals. Jason Lax serves as our vice president of construction management. He is responsible for handling all project and construction management activities relating to new development projects and acquisitions. In addition, Mr. Lax serves as project manager for AmREIT's corporate building improvements and relocation activities. Mr. Lax has over nine years of experience in the real estate industry. Prior to joining AmREIT, he gained nationwide experience in commercial development and construction while working with ExxonMobil Corporation and Trammell Crow Company. Mr. Lax has managed over a hundred projects valued at over $150 million from grassroots development to minor remodeling projects and has been involved in all phases of development from conceptual site plan preparation to project turnover. Mr. Lax received a Bachelor of Science degree in mechanical engineering from Texas Tech University and subsequently earned his Engineer in Training certification from the Texas Board of Professional Engineers and is a licensed real estate salesperson. Mr. Lax is a member of the International Council of Shopping Centers and the Greater Houston Builders Association. Max Shilstone serves as vice president of property management. He is responsible for the property management and leasing of existing assets owned by AmREIT and its affiliated retail partnerships. Mr. Shilstone has both real estate and property management experience, and prior to joining AmREIT, served as vice president of C.P. Oles Company in Austin, Texas where his responsibilities included managing multi-tenant shopping centers and overseeing tenant improvements, center upgrades, and tenant leasing. In addition, Mr. Shilstone served as asset development manager for a division of Duke Energy. Mr. Shilstone received a Bachelor of Business Administration in management from the University of Texas and earned a Masters of Business Administration from the University of St. Thomas. He is a member of the International Council of Shopping Centers and the Bayou City Breakfast Club. Tenel H. Tayar, MBA Vice President, Acquisitions & Dispositions Jason R. Lax, MBA Vice President, Construction Management H. Max Shilstone Vice President, Property Management

Select Management Bios: Management Brett P. Treadwell, CPA Vice President Finance Brett P. Treadwell serves as our vice president of finance. Mr. Treadwell is responsible for AmREIT's financial reporting function as well as for assisting in the setting and execution of AmREIT's strategic financial initiatives. He oversees our filings with the Securities & Exchange Commission, our periodic internal reporting to management and our compliance with the Sarbanes-Oxley Act of 2002. Mr. Treadwell has over 12 years of accounting, financial, and SEC reporting experience and prior to joining AmREIT served as a senior manager with Arthur Andersen LLP and most recently with Pricewaterhouse Coopers, LLP. He has provided extensive audit services, regularly dealt with both debt and equity offerings for publicly traded and privately owned clients in various industries and has strong experience with SEC reporting and registrations statements and offerings. Mr. Treadwell regularly mentored and coached firm personnel and was named as a connectivity leader for Pricewaterhouse Coopers' Houston office. Mr. Treadwell graduated Magna Cum Laude from Baylor University with a Bachelor of Business Administration and subsequently earned the CPA designation. Jim O'Neill Controller Jim O'Neill serves as our corporate controller. Mr. O'Neill is responsible for overseeing the daily accounting activities for AmREIT, its affiliated partnerships, and its joint ventures, and manages debt placement and project financials. In addition, Mr. O'Neill coordinates all financial transactions with auditors, banks, lenders, transfer agents, and attorneys to assure timely and accurate financial reporting. Mr. O'Neill has over 18 years of financial experience and over 12 years of real estate experience. Prior to joining AmREIT, he served in a controller capacity for Continental Emsco, Wedge Energy Group, and Markborough Development Company. This includes six years of mergers, acquisitions, and divestitures experience, as well as, forecasting, financial analysis, and financial reporting for multi-use residential and development projects. Mr. O'Neill received his Bachelor of Business Administration degree in accounting from Texas A&M University and subsequently earned the CPA designation. He is a member of the Texas Society of CPA's. Chris Nichols Assistant Vice President, Real Estate Chris Nichols serves as an assistant vice president to our real estate team. He manages development, construction, and renovation projects associated with acquired AmREIT properties. In addition, he creates new income opportunities through turnkey real estate solutions promoting our construction management expertise. Mr. Nichols has experience both in program management and real estate and prior to joining AmREIT managed a start-up high volume homebuilding company. He has business development, process improvement and account development experience. Mr. Nichols received his Bachelor of Science degree in mechanical engineering from Texas A&M University. William Stacy, MLERE Assistant Vice President, Joint Venture & Sale Leaseback William Stacy serves as an assistant vice president to our real estate team. He helps to identify and secure potential joint venture partners and sale leaseback opportunities as well as provide business development assistance. Mr. Stacy has experience in both real estate and portfolio management and prior to joining AmREIT served as the Marketing Director for The Holt Companies where he was responsible for leasing a portfolio of over 1.8 million square feet of industrial real estate. He executed transactions totaling over 1.5 million square feet for a value in excess of $26 million. Mr. Stacy received his Bachelor of Arts degree in finance from Wofford College and his Masters in Land Economics and Real Estate from Texas A&M University. He holds a Texas Real Estate Sales License.

Advest The 5 P's of AmREIT People Property Powerful Model Potential Growth Proper Value

Property Types: Portfolio - "Irreplaceable Corners" Portfolio - "Irreplaceable Corners" Portfolio - "Irreplaceable Corners" Buy & Hold: Long-term value Retail Tenant Sectors: Food Financial General Retail Property Types: Multi tenant, shopping centers Single tenant, CTL Grocery anchored centers

The 5 P's of AmREIT People Property Powerful Model Potential Growth Poorly Evaluated

AmREIT's Corporate Structure: Overview AmREIT (AMY) is supported by three synergistic businesses: a real estate operating and development business, a NASD registered securities business and a retail partnership business business business business business business business business business business business business

The 5 P's of AmREIT People Property Powerful Model Potential Growth Proper Value

Corporate Goals and Objectives: Going forward in 2004 2002 2003 2004 E East 0.42 0.54 0.62 FFO Per Share (Adjusted)* *Represents the adjusted FFO (AFFO) per share. The company adheres to the NAREIT definition of FFO. The company's AFFO takes the NAREIT calculated FFO and adds back certain non-cash expense items, if any for that year. 2002 2003 2004 E East 0.34 0.45 0.48 Dividends Per Share 2002 2003 2004 E East 74 101 200 Asset Growth (millions) 15-19% 8-10% 100% 12-18 months 2002 2003 2004 E Portfolio 5.2 7.6 9.5 REOD 1.2 1.8 2.25 Securities 1.1 3.2 4 $7.5 $12.6 $15.8 Revenue Growth (millions) Increase market awareness of class A stock to improve NAV Increase holdings in shopping centers - to make up majority of rental income in 2004 25%

The 5 P's of AmREIT People Property Powerful Model Potential Growth Proper Value

Proper Value Rental & Earned Income $4,210,961 Rental Income - Property Held for Sale 111,322 Adjustments - Mid Year Acquisitions (2) 195,466 $4,517,749 Annualized Revenue $9,035,498 Blended Portfolio Cap Rate (3) 9.04% Real Estate Property Value $99,939,051 Land & Building Under Development 5,466,510 Vacant Property @ 70% Book Value 5,073,212 ARIC - Advisor Value (4) 7,245,000 Cash 846,000 A/R 3,054,000 Notes 890,000 Escrows 689,000 Prepaid 330,000 Investments - Non-consolidated 2,000,000 $125,532,773 Notes Payable $32,534,000 Accounts Payable 2,757,000 Construction Payable 392,000 Security Deposits 154,000 Pre-Paid Rent 30,000 $35,867,000 Net Assets $89,665,773 Total Shares Outstanding 9,672,933 NAV/share W/O ARIC Value $8.52 NAV/share Total $9.27 NAV Analysis (as of June 30,2004) (1) * In the 2Q Earnings Release AmREIT stated that NAV/share should be in the range of $8.60 to $9.25 for the 2Q04 period. The range displayed is not representative of the previous NAV estimates prior to the 2Q04 earnings release. AmREIT updates NAV/share on a quarterly basis. Does not reflect any activity following June 30,2004 Reflects acquisitions made prior to June 30,2004. Calculated by management based on the average of the internally generated capitalization rates for each of the Company's properties. This number has not been reviewed or analyzed by any third party. Represents the purchase price for AmREIT Realty Investment Corporation (ARIC)

Undervalued Structure AMY vs. NAV $8.18 Close 9/3/04 $8.52 $9.27 NAV Range* * In the 2Q Earnings Release AmREIT stated that NAV/share should be in the range of $8.60 to $9.25 for the 2Q04 period. The range displayed is not representative of the previous NAV estimates prior to the 2Q04 earnings release. AmREIT updates NAV/share on a quarterly basis. basis. basis. basis. basis. basis. basis. basis. basis. basis. basis. basis. basis. NAV Discount Value of Advisor

AmREIT vs. NAREIT Indexes Indexes Indexes 2003: Q3 2003: Q4 2004: Q1 2004: Q2 2004: Q3* AmREIT 0.0719 0.0719 0.0679 0.0724 0.0597 Equity REIT Index 0.0599 0.0552 0.0501 0.0543 0.0511 AmREIT Dividend Yield vs. NAREIT Equity Index Yield Source: NAREIT Includes all REITs and select REOCs that trade on the New York Stock Exchange, American Stock Exchange and NASDAQ National Market List. Data prior to 1999 are based on published monthly returns through the end of 1998. Historical monthly and daily returns are available at the NAREIT web site. 1 The Real Estate 50 Index(tm) is a supplemental benchmark to measure the performance of larger and more frequently traded equity real estate investment trusts and other publicly traded real estate operating companies. 2 Dividend yield quoted in percent for the period end. QTR AMY% ERI % 2003: Q3 7.19 5.99 2003: Q4 7.19 5.52 2004: Q1 6.79 5.01 2004: Q2 7.24 5.43 2004: Q3* 5.97 5.11 * Q3 to date, as of 8/30/04

Industry Stock Chart Comparison Source: AMEX Online

Questions? AmREIT 8 Greenway Plaza Suite 1000 Houston, TX 77046 800.888.4400 Kerr Taylor Chief Executive Officer ktaylor@amreit.com Extension 114 Chad Braun Chief Financial Officer cbraun@amreit.com Extension 124 Visit our website: www.amreit.com

Recent Acquisition Plaza in the Park - Kroger Plaza in the Park - Kroger Plaza in the Park - Kroger Property Information: SW Corner of Buffalo Speedway & Westpark in Houston, TX Acquired 7/1/04 129,995 sq. feet Kroger is the #1 grocer in the Houston marketplace

Recent Acquisition Cinco Ranch - Kroger Property Information: NE corner of Mason Road and Westheimer in Katy, TX Acquired 7/1/04 97,297 sq. feet Kroger is the #1 grocer in the Houston marketplace

Recent Acquisition Courtyard at Post Oak Property Information: NW corner of San Felipe and Post Oak in Houston, TX Acquired 6/15/04 13,597 total sq. feet This is located in the heart of the Uptown Houston area, the most significant retail corridor in the Greater Houston area.

Recent Acquisition Bakery Square Property Information: SW corner of Dunlavy and West Gray in Houston, TX Acquired 7/23/04 34,704 total sq. feet This is a strong infill property located just west of downtown Houston.

Recent Development Projects West Road Plaza Property Information: SW corner of I-45 and West Road in Houston, TX. 45 acre redevelopment project Acquired 3/26/04 Acquired 3/26/04 Acquired 3/26/04 Acquired 3/26/04 Acquired 3/26/04 Acquired 3/26/04 Acquired 3/26/04 Acquired 3/26/04 The center shown is being developed through one of our retail partnerships.

Recent Development Projects Las Fuentes Property Information: NE corner of 10th Street and Dove in McAllen, TX. 42 acre major development project AmREIT was selected as the third party developer for this site. The center shown is being developed through one of our retail partnerships.

Recent Development Projects The Gardens at Westgreen Property Information: Located at I-10 and Westgreen Road in Houston, TX 13 acre development project This project is a lifestyle entertainment center and that is scheduled to open in the Fall of 2004. The center shown is being developed through one of our retail partnerships.